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                                                                  EXHIBIT 10 (d)
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                        COMPUTER TASK GROUP, INCORPORATED
                        ---------------------------------

                                PLEDGE AGREEMENT
                                ----------------

         In consideration of Computer Task Group, Incorporated with a principal business address at 800 Delaware Avenue, Buffalo, New York, 14209 (the "Secured Party") extending credit to Thomas R. Beecher, Jr., as Trustee of the Computer Task Group, Incorporated Stock Employee Compensation Trust (the "Pledgor") in the amount of $1,481,200.00 by a Note dated December 7, 1994 (the "Note"), the receipt of which is acknowledged by Pledgor, the Secured Party and the Pledgor agree as follows:

         1. To secure the payment of all indebtedness, liabilities and obligations for the payment of money, regardless of kind, now existing or hereafter arising, directly or indirectly, and the performance of all other obligations, that are now or hereafter owing by the Pledgor in any capacity to the Secured Party pursuant to the Note, the Pledgor grants to the Secured Party a security interest in (a) all 200,000 shares of common stock of Computer Task Group, Incorporated acquired by Pledgor with the proceeds of the Note ("Company Stock"), (b) all additions to, all replacements of, all increases in, all profits, dividends, distributions and other income and payments on account of, and all proceeds of any replacement, release, surrender, discharge, assignment, sale, exchange, conversion or other transfer or disposition of, of any collection of, or of any exercise of any option or right of subscription relating to, any of the securities described in clause (a) of this sentence, whether arising from any exchange, conversion, stock split, spinoff, reclassification, merger, consolidation or other absorption, sale of assets or combination of shares or otherwise, (c) all instruments evidencing, or otherwise relating to, any of the things described in clauses (a) and (b) of this sentence, and (d) all proceeds of any of the things described in clauses (a),
(b), (c) and (d) of this sentence (collectively the "Collateral").

         2. Solely to the extent required by applicable law to make the Collateral available for payment of the Note, the Pledgor unconditionally guarantees the payment, without any setoff or other deduction, of each amount due under the Note. The Secured Party's recourse pursuant to this Agreement shall be expressly limited to the Collateral and the Pledgor shall have no other liability whatsoever pursuant to this Agreement. The Secured Party shall have no recourse whatsoever to any assets of the Pledgor in his individual capacity for payment of the Note. The Pledgor is entering into this Agreement not in his individual capacity but solely as Trustee of the Computer Task Group, Incorporated Stock Employee Compensation Trust, and no personal liability or personal responsibility is assumed by, or shall at any time be asserted or enforceable against, the Pledgor in his individual capacity under, or with respect to, this Agreement.

         3. The Pledgor shall upon the demand of the Secured Party (a) deliver to the Secured Party each instrument included in the Collateral with each endorsement, instrument of assignment and other writing that the Secured Party shall reasonably deem necessary to accomplish the assignment or other transfer of such instrument to the Secured Party and until such delivery hold such instrument in trust for the Secured Party, (b) defend the Collateral against each demand and claim asserted by any corporation, governmental authority, individual, partnership or other entity (a "Person") other than the Secured Party,(c) within five days after the occurrence of any event listed in clauses
(i), (ii) or (iii) of this sentence, send or deliver to the Secured Party notice of W any loss, destruction or theft of any of the Collateral from any cause of any kind, (ii) the threat or commencement by any Person other than the Secured Party of any action or other legal proceeding relating to any of the Collateral or (iii) the assertion by any Person other than the Secured Party of any demand or claim relating to any of the Collateral, and (d) immediately send or deliver to the Secured Party notice of any maturity, call, exchange, conversion, redemption, offer, tender or similar matter relating to any of the Collateral.

         4. Promptly upon the request of the Secured Party, the Pledgor shall
(a) execute and deliver each financing statement relating to any of the Collateral, and each amendment of any such financing statement, that is so requested and (b) execute and deliver each other writing, and take each other action, that the Secured Party shall reasonably deem necessary (i) to perfect or accomplish the security interest granted pursuant to this Agreement or (ii) otherwise to accomplish any purpose of this Agreement.



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         5. The Pledgor shall not without the written consent of the Secured
Party (a) execute or permit to be filed or remain on file in any public office any financing statement relating to any of the Collateral and naming as a secured party any Person other than the Secured Party, (b) create or permit to exist any security interest in, or any other lien or encumbrance upon, any of the Collateral, except for any security interest or other lien or encumbrance in favor of the Secured Party, (c) assign, sell or otherwise transfer or dispose of any of the Collateral or any interest in any of the Collateral or (d) request, demand, accept, collect, enforce, extend, renew, modify, compromise, replace, cancel, release, surrender, discharge, commence, prosecute or settle any action or other legal proceeding relating to, waive any right or remedy relating to or otherwise terminate, impair or affect any obligation of any Person relating to, or give any receipt, release or discharge relating to, any of the Collateral.

         6. Upon the failure of the Pledgor (a) to pay when due (or after demand, where applicable) any amount, whether principal, interest or other, constituting part of the Note and the continuation of such failure for more than thirty (30) days after the Pledgor has received written notice of such failure from the Secured Party (individually an "Event of Default"), the Secured Party shall have the right, without any notice or demand of any kind, but shall not be obligated, to perform any obligation of the Pledgor pursuant to this Agreement and exercise each applicable right and remedy of a secured party pursuant to the Uniform Commercial Code of the State of New York and each applicable right and remedy pursuant to any other statute, regulation or other law. The Secured Party shall apply all proceeds received by the Secured Party from any sale or other disposition of, or from any collection of, any of the Collateral or otherwise on account of any of the Collateral to such of the obligations, whether or not due, as the Secured Party shall determine in the sole discretion of the Secured Party.

         7. Upon the request of the Secured Party, the Pledgor shall (a) permit each officer, employee, accountant, attorney and other agent of the Secured Party upon two days' notice during normal business hours to inspect the Collateral and to examine, audit, copy and extract each record of the Pledgor evidencing, or otherwise relating to, any of the Collateral, (b) execute and deliver each financing statement relating to any of the Collateral and each amendment of any such financing statement that is so requested and (c) execute and deliver each other writing, and take each other action, that the Secured Party shall reasonably deem necessary or desirable W to perfect or accomplish the security interest granted pursuant to this Agreement or (ii) otherwise to accomplish any purpose of this Agreement.

         8. Upon the occurrence of an Event of Default, the Pledgor irrevocably and unconditionally appoints the Secured Party as the attorney-in-fact of the Pledgor with full power of substitution and of revocation, acting at any time and from time to time and without any notice or demand of any kind, in the name of the Pledgor or otherwise and otherwise as shall be determined by the Secured Party in the sole discretion of the Secured Party to, but the Secured Party shall not be obligated to, take each action relating to any of the Collateral that, subject to this Agreement, the Pledgor could take in the same manner, to the same extent and with the same effect as if the Pledgor were to take such action (including, but not limited to, the right to vote or give any consent, ratification or waiver with respect to any of the Collateral to the extent permitted by law and consistent with any rules and regulations of the Securities and Exchange Commission). Without limiting the generality of the preceding sentence, at all times prior to the occurrence of an Event of Default, the Pledgor shall retain the right to vote or give any consent, ratification or waiver with respect to the Collateral. Such power of attorney is coupled with an interest in favor of the Secured Party.

         9. Upon the payment or forgiveness in any calendar quarter in any year of any principal on the Note (a "Principal Payment"), the following number of shares of Company Stock acquired with the proceeds of the Note shall become released from the provisions of this Agreement and-shall no longer be
Collateral: the number of shares so acquired with the proceeds of the Note and held by the Pledgor immediately before such payment or forgiveness, multiplied by a fraction the numerator of which is the amount of the Principal Payment and the denominator of which is the sum of such Principal Payment and the remaining principal of the Note outstanding after such Principal Payment. No fractional shares of Company Stock shall become released from the terms of this agreement. If the preceding computation results in fractional shares, the number of released shares shall be computed by rounding down to the next whole number. Furthermore, the Secured Party from time to time may release shares of Company Stock from the terms of this agreement as it shall designate in writing to the Pledgor. Additionally, a number of shares of Company Stock as the Compensation Committee of the Board of Directors of Computer Task Group, Incorporated shall from time to time may declare shall be released from the provisions of this Agreement and shall no longer be Collateral.


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         10. This Agreement contains the entire agreement between the Secured
Party and the Pledgor with respect to the subject matter of this Agreement, and supersedes each course of conduct heretofore pursued, accepted or acquiesced in, and each oral agreement and representation heretofore made, by the Secured Party with respect thereto, whether or not relied or acted upon. No course of performance or other conduct hereafter pursued, accepted or acquiesced in, and no oral agreement or representation hereafter made, by the Secured Party, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall modify or terminate this Agreement, impair or otherwise affect any obligation of the Pledgor pursuant to this Agreement or any right or remedy of the Secured Party pursuant to this Agreement or otherwise or operate as a waiver of any such right or remedy. No modification of this Agreement or waiver of any such right or remedy shall be effective unless made in a writing duly executed by the Secured Party and the Pledgor.

         11. No obligation of the Pledgor or right or remedy of the Secured Party pursuant to this Agreement shall be impaired or otherwise affected by, and the Pledgor consents without notice to, (a) any extension, renewal, refinancing, modification, acceleration, invalidity or unenforceability of the Note, (b) any replacement, release or discharge of any party liable for payment of the Note,
(c) any impairment, replacement, release or discharge of, or failure to call for, take, hold, protect, perfect, keep perfected or enforce any security interest in or other lien or encumbrance upon, any collateral or other security securing the Note and (d) any exercise, delay in the exercise or waiver of, failure to exercise or forbearance or other indulgence by the Secured Party relating to any such right or remedy. No such obligation, right or remedy shall be conditioned upon, and the Pledgor waives, without notice, any demand, presentment or protest, any notice of nonpayment, of protest or of any other matter and any exercise of any right or remedy.

         12. All rights and remedies of the Secured Party pursuant to this Agreement or otherwise shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy. No single or partial exercise by the Secured Party or any such right or remedy shall preclude any other of further exercise thereof, or any exercise of any other such right or remedy, by the Secured Party. The Secured Party hereby delegates to the Compensation Committee of the Board of Directors of the Secured Party the authority to exercise in its discretion all rights and remedies under this Agreement.

         13. Each notice to and each other communication to the Pledgor or the Secured Party shall be hand-delivered or sent by certified mail, return receipt requested, to the address set forth for such party at the beginning of this Agreement or to any other address as may at any time be specified by such party in a written notice delivered pursuant to this Section.

         14. This Agreement shall be governed by and interpreted and enforced in accordance with the internal law of the State of New York, without regard to principles of conflict of laws. For purposes of any claims made pursuant to this Agreement, exclusive jurisdiction shall be in New York and exclusive venue shall be in Erie County.

         15. This Agreement shall be binding upon the Pledgor and upon each successor and assignee of the Pledgor, and shall inure to the benefit of, and be enforceable by, the Secured Party and each successor and assignee of the Secured Party.

         16. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If, however, any such provision shall be prohibited by or invalid under such law, it shall be deemed modified to conform to the minimum requirements of such law, or if for any reason it is not deemed so modified, it shall deemed modified to conform to the minimum requirements of such law, or if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof or any other such provision being prohibited or invalid.


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         IN WITNESS WHEREOF, the Pledgor has executed this Agreement as of this
Seventh day December, 1994.

Thomas R. Beecher, Jr.,
as Trustee of the Computer Task Group,
Incorporated Stock Employee
Compensation Trust











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